Corporate Presentation (NASDAQ: DCTH) December 2021 Exhibit 99.1

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to, uncertainties relating to: the timing and results of the Company’s clinical trials, including without limitation the mOM and ICC clinical trial programs, as well as the receipt of additional data and the performance of additional analyses with respect to the mOM clinical trial, our determination whether to continue the ICC clinical trial program or to focus on other alternative indications, and timely monitoring and treatment of patients in the global Phase 3 mOM clinical trial and the impact of the COVID-19 pandemic on the completion of our clinical trials; the impact of the presentations at major medical conferences and future clinical results consistent with the data presented; approval of Individual Funding Requests for reimbursement of the CHEMOSAT procedure; the impact, if any, of ZE reimbursement on potential CHEMOSAT product use and sales in Germany; clinical adoption, use and resulting sales, if any, for the CHEMOSAT system to deliver and filter melphalan in Europe including the key markets of Germany and the UK; the Company’s ability to successfully commercialize the HEPZATO KIT/CHEMOSAT system and the potential of the HEPZATO KIT/CHEMOSAT system as a treatment for patients with primary and metastatic disease in the liver; our ability to obtain reimbursement for the CHEMOSAT system in various markets; approval of the current or future HEPZATO KIT/CHEMOSAT system for delivery and filtration of melphalan or other chemotherapeutic agents for various indications in the U.S. and/or in foreign markets; actions by the FDA or foreign regulatory agencies; the Company’s ability to successfully enter into strategic partnership and distribution arrangements in foreign markets and the timing and revenue, if any, of the same; uncertainties relating to the timing and results of research and development projects; and uncertainties regarding the Company’s ability to obtain financial and other resources for any research, development, clinical trials and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made. Forward-looking Statements

Executive Summary

Delcath aims to be the leader in targeted, safe and highly-effective minimally-invasive treatments for patients with cancers of the liver.

UNMET NEED LIVER CANCER

Incidence US/EU
- >200K primary and metastatic liver tumors per year[2-14,29]

Current local/regional treatments
- Cannot treat the whole liver
- Targeted to visible and accessible tumors
- Limited in their ability to retreat

PERCUTANEOUS HEPATIC PERFUSION (PHP)

PHP drug-device platform
- Delivers high dose chemotherapy to the entire liver
- Limits systemic exposure
- Minimally invasive, repeatable and well-tolerated

US: HEPZATO KIT
EU: CHEMOSAT

COMPANY & CLINICAL PROGRAM

FOCUS pivotal trial
- Metastatic Ocular Melanoma (mOM)
- Primary endpoint met*
- NDA submission mid '22

Real World Evidence
- **>1k** commercial treatments in EU
- Multiple single center publications

ANTICIPATED FDA APPROVAL: Q4 2022

LARGE MARKET OPPORTUNITY

Near-term (mOM)
- >$300M TAM in US and EU
- No effective standard of care

Longer Term (CRC, ICC, Pancreatic, etc.)
- >>$1B TAM
- Investigator interest in more than 10 other tumor types

Delcath

Metastatic Ocular Melanoma (mOM)[2,3], Cholangiocarcinoma (ICC)[4,5], Liver-dominant Breast Cancer (mBC)[8-11], Metastatic Neuroendocrine Tumors (mNET)[6,7], Metastatic Pancreatic Cancer (mPC)[8,16], Metastatic Colorectal Cancer (mCRC)[12,13], Hepatocellular carcinoma (HCC)[29]

Liver-Dominant Cancers High incidence with poor prognosis U.S. Incidence Incidence of Liver Dominant Cancers (partial set shown) Liver: Common Site of Metastases Limited Overall Survival – Unresectable Liver Cancer Often the life-limiting organ Many patients with liver metastases are not amenable to surgical resection largely due to extensive tumor burden1 Limited Effective Systemic Treatments Systemic therapies - low efficacy Immuno-oncology agents - become less effective in the presence of metastases 80% Up to US Incidence of Liver Dominant Cancers (partial set shown) DELCATH OPPORTUNITY+ Metastatic Ocular Melanoma (mOM)2,3, Cholangiocarcinoma (ICC)4,5, Liver-dominant Breast Cancer (mBC)8-11, Metastatic Neuroendocrine Tumors (mNET)6,7, Metastatic Pancreatic Cancer (mPC)8,16, Metastatic Colorectal Cancer (mCRC)12,13, Hepatocellular carcinoma (HCC)29

Majority of Treatment Limitations of Current Liver-Directed Therapies Beads obstruct blood flow to tumor and elute chemo 50-60k treatments per year in US (and growing) Radioactive beads delivered into the tumor 10-15k treatments per year in US (and growing) Trans Arterial Chemo Embolization (TACE) Y90 Effective, but tumors recur & retreatment limited due to damaged vasculature Diffuse disease: cannot be treated with a tumor-by-tumor modality Many tumors are not imageable – micro-metastases are common

Isolated Hepatic Perfusion (IHP) The pathway to developing Percutaneous Hepatic Perfusion Temporarily isolates liver blood supply Delivers substantially higher concentrations of chemotherapy (Melphalan) with limited toxicity High treatment related mortality (>5%) Not repeatable and few patients are eligible 1961 Dr. Robert Ausman publishes 1st description of IHP technique 1975 Stehlin demonstrates effects of Melphalan in regional perfusion 1990s Phase I-II study of Isolated Hepatic Perfusion using Melphalan for patients with metastatic Ocular Melanoma. Benefits Limitations Isolated liver perfusion in advanced metastases of colorectal cancers studied. National Cancer Institute conducts trial establishing IHP, using melphalan as a viable treatment option. 1998 2000s IHP documented efficacy across multiple tumor types including mOM, CRC, and NET HISTORY OF IHP1 1984

PHP Advances IHP Clinical Benefits Overall Survival Progression-Free Survival Comparable OS & PFS Between Techniques30 There was no difference in overall survival (OS) or progression-free survival (PFS) between IHP and PHP for patients with uveal melanoma liver metastases, but patients have significantly less of a risk for complications and mortality following PHP. “ “

Randomized Phase III Study Begins 2006 Gen 2 Filter CHEMOSAT Granted CE Mark EU Commercialization 2012 Clinical Trial for Patients with Hepatic-Dominant Ocular Melanoma (FOCUS) 2016 Randomized Phase III Study Completed 2009 FDA Issues a Complete Response Letter 2013 Enrollment for FOCUS Trial Completed 2021 History of HEPZATO Kit Development Anticipated FDA Submission mid ‘22 / Approval Q4 2022 2022 Commercial Launch HEPZATO Kit Q1 2023

HEPZATO™ Kit: Percutaneous Hepatic Perfusion (PHP) Repeatable, safe & effective liver-focused disease control The only minimally invasive cancer treatment that isolates the liver from systemic circulation, allowing for repeated delivery of high-dose chemo to the entire liver while limiting systemic side effects. Next-Generation, Minimally-Invasive Liver-Directed Treatment Percutaneous Hepatic Perfusion (PHP) with Melphalan Hydrochloride ~2-3 hr. cath-lab based procedure

Three Steps. Targeted Treatment.

Hepzato™ Kit

Novel, whole-organ treatment that provides targeted, high-dose liver chemo while minimizing systemic exposure.

1 — 2 — 3

ISOLATION

Hepatic venous flow is isolated, enabling 12x increased dose



SATURATION

Melphalan (chemo) treats micro and macro lesions simultaneously



FILTRATION

Proprietary filters remove greater than 85% of chemo from the body[1*]


Delcath

Delcath

*In vitro model - Data on file

1. de Leede E., et al. Cardiovascular Intervent Radiol. 2017 Aug;40(8):1196-1205.

mOM: Beachhead Market Opportunity

No FDA-approved treatment, no current standard of care



Unmet Need

- ~6,000 cases of ocular melanoma per year in the US/EU[13,17]
- 50% metastasize, 90% to the liver[3,14]
- Median survival up to 12 months.[15]

Low Risk Opportunity

- FOCUS pivotal trial has met primary endpoints to support approval in mOM[19]
- Significantly improved safety profile over Gen 1 filter technology
- Real world safety and efficacy demonstrated in EU

High Barrier to Entry

- EXCLUSIVE: Granted orphan indication status allows for extended exclusivity
- HEPZATO is a combination drug device regulated by CDER – no ANDA pathway
- Melphalan granted orphan indication

Favorable Commercial Economics

- Payer/hospital financial stakeholder interviews suggest expected pricing is on par with immuno-oncological agents ~$250k annually
- 20 US treatment centers = ~80% patients

Delcath

Competitive Landscape for mOM Minimally Invasive – Liver Directed Infusion – Systemic Minimally Invasive HEPZATO™ TACE23 Y90/SIRT21 Mono/Combo IO24 Tebentafusp22* High Efficacy 31.4% <21% <17% 5.5% Up to 9%25 ORR % OS at 12 months (% surviving) 75%** - - - 73%*** Repeatable (>3x) ü X / ü X ü ü Preserves QoL ü ü ü X ü FDA Approved for mOM Q4 2022 X X Melanoma Pending Applicable to most mOM patients ü ü ü ü X HEPZATO™ is the only highly-effective, targeted mOM treatment that enables repeat treatments while optimizing QoL *HLA A+ patient indication only **mITT, BAC OS 47%, HR 0.37 , 95% CI 0.17, 0.79, p-value 0.01 ***Control OS 59%, HR 0.51, 95% CI 0.37, 0.71, p-value <0.001

First Phase 3 RCT Results* Months Overall Progression Free Survival (INV Assessment) Crossover design confounded overall survival analysis – most subjects in BAC arm [57.1%] crossed over to PHP arm Proportion of patients surviving 7.0 1.6 5.4 mo PHP 0 5 10 15 20 25 30 Best alternative care Hepatic Progression Free Survival (IRC Assessment) 1.0 0.8 0.6 0.4 0.2 0.0 P<.0001 PHP Months 1.0 0.8 0.6 0.4 0.2 0.0 P<.0001 Proportion of patients surviving 5.4 1.6 3.8 mo Best alternative care 0 5 10 15 20 25 30 35 40 45 50 55 Response Rates (ITT population) Cohort PHP (N=44) BAC (N=49) P-Value hOR 36.4% 2.0% <0.001 ORR 27.3% 4.1% =0.003 *Mix of mOM and metastatic melanoma with >90% patients diagnosed with mOM - NDA 201848 Clinical Study Report dated 15 August 2012. Hazard Ratio (95% CI) = 0.39 Hazard Ratio (95% CI) = 0.42

Safety Issues and Resulting Improvements Safety Issue Hematological toxicities led to 3 patient deaths Improvement Gen 2 Filter introduced in 2013 Adverse Event G3/4 Gen 1 Hughes 201620 % n Anemia 62.9% 44 Neutropenia 85.7% 60 Thrombocytopenia 80.0% 56 Adverse Event G3/4 Gen 2 Karydis 201815 % Improvement Gen 1 à 2 % n Anemia 29.4% 15 53% ¯ Neutropenia 31.3% 16 64% ¯ Thrombocytopenia 31.3% 16 61% ¯ Inappropriate patient selection and procedural issues led to 1 patient death and other AE’s ~90% liver involvement causing tumor lysis syndrome Protocol amendments were put in place for patient selection Training improved FDA required these issues be addressed prior to the start of the FOCUS trial

2nd Registration Clinical Trial for Patients with mOM OVERVIEW: Multinational, multicenter, single-arm trial Endpoints: Primary: Objective Response Rate compared to historic control Secondary: Duration of response, disease control rate, overall survival, progression free survival, safety, PK, QoL 102 subjects enrolled, 91 completed treatments at 30 centers in the US and EU HEPZATO Tx every 6-8 weeks up to a maximum of 6 cycles FOCUS Trial

FOCUS Trial Analysis: Prespecified Endpoint Met Primary Effectiveness Endpoint19 PHP (N=91 treated + 11 untreated) 95% CI* Objective Response Rate 31.4% [22.55-41.31] Intent to Treat: Lower bound 22.55% far exceeds 8.3% upper bound prespecified threshold. PRELIMINARY DATA - SUBJECT TO CHANGE *A meta-analysis of checkpoint inhibitors (476 patients,16 publications) calculated a 95% Confidence Interval for ORR of 3.6% - 8.3%”

Hematological Toxicities - Comparison with Previous Trials Grade 3 or higher Adverse Events Focus Trial (n=91) Hughes 2016 (n=70) Anemia 27 (29.7%) 44 (62.9%) Thrombocytopenia 24 (26.4%) 56 (80.0%) Neutropenia 18 (19.8%) 60 (85.7%) Hematological AE’s consistent with European experience

FOCUS Trial – Safety Comparison with Previous Trials Category FOCUS Trial (N=91) Pooled Analysis of Prior Studies (N=121) Patients who Withdrew due to an AE or SAE 20 (22%) 46 (38%) Patients who Required a Dose Reduction 12 (13.2%) 27 (22.3%) Average Number of Cycles 4.1 2.8 Improvement in tolerability led to a larger number of treatments

Recent Initial Approvals Using ORR in Single-Arm Oncology Trials

Single trial n=50								
Danyelza (naxitamab-gqgk)	**Gavreto (pralsetinib)**	**Monjuvi (tafasitamab-cxix)**	**Tazverik (tazemetostat)**	**Zepzelca (lurbinectedin)**	**Tabrecta (capmatinib)**	**Trodelvy (sacituzumab)**	**Pemazyre (pemigatinib)**	**Koselugo (selumetinib)**
Accelerated	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**	**Accelerated**
Relapsed or refractory neuroblastoma in bone or marrow post response or stable disease to prior therapy	Metastatic *RET* fusion-positive NSCLC	Relapsed or refractory diffuse large B-cell lymphoma	Relapsed or refractory follicular lymphoma positive for EXH2 mutation	Metastatic SMLC with progression on or after platinum chemotherapy	Metastatic NSCLC with mutation MET exon 14 skipping	Metastatic triple-negative breast cancer after at least 2 prior metastatic disease therapies	Previously treated metastatic cholangiocarcinoma with FGFR2 fusion	Neurofibromatosis Type 1 with inoperable plexiform neurofibromas

Single trial N=43				Pooled subgroup analysis n=51 | 3 single arm trials				Pooled subgroup analysis n=72 | 2 single arm trials
Ayvakit (avapritinib)	**Enhertu (famtrastuzmab deruxtecan)**	**Padcev (enfortumab vedotin)**	**Brukinsa (zanubrutinib)**	**Rozlytrek (entrectinib)**	**Xpovio (selinexor)**	**Balversa (erdafinitib)**	**Vitrakvi (larotrectinib)**	**Libtayo (cemiplimab-rwlc)**
Standard	**Accelerated**	**Accelerated**	**Accelerated**	**Standard**	**Accelerated**	**Accelerated**	**Accelerated**	**Standard**
Unresectable or metastatic gastrointestinal stromal tumor with PDGFRA exon 18 mutation	Unresectable or metastatic HER2+ breast with two or more prior anti HER2 regimens in metastatic setting	Metastatic urothelial cancer with previously received PD-1 or PD-L1 and platinum chemotherapy	Mantle cell lymphoma with at least one prior therapy	Metastatic NSCLC that is *ROSI+*	Relapsed or refractory multiple myeloma with at least 4 prior therapies	Metastatic unrothial carcinoma with susceptible FGFR 3(2) alterations	Solid tumors with neurotrophic receptor tyrosine kinase fusion	Metastatic squamous cell carcinoma

Supportive Evidence: Comparison Versus BAC Best Alternative Care (BAC) Arm Enrolled N=42 Treated N=32 Dacarbazine 1 0 Ipilimumab 7 1 Pembrolizumab 8 6 Transarterial Chemoembolization (TACE) 26 25 Amended Study FOCUS was initially a RCT against Best Alternative Care (BAC) Due to enrollment challenges as a result of known limited efficacy of BAC control arm and availability of treatment with PHP (CHEMOSAT), FDA agreed to amend it to single-arm, non-RCT

FOCUS Trial – Exploratory Analyses vs BAC *Chi-square ** mITT Population – any patient who received at least one study treatment Efficacy Endpoint PHP (N=102) BAC (N=42) P-Value* Objective Response Rate - Primary 32 (31.4%) 4 (9.5%) 0.0059 95% CI [22.55 - 41.31] [2.66 - 22.62] Disease Control Rate 67 (65.7%) 12 (28.6%) <0.0001 95% CI [55.63 - 74.81] [15.72 - 44.58] Intent to Treat: Efficacy Endpoint PHP (N=91) BAC (N=32) P-Value* Objective Response Rate 32 (35.2%) 4 (12.5%) 0.0154 95% CI [25.44 – 45.88] [3.51 – 28.99] Disease Control Rate 67 (73.6%) 12 (37.5%) 0.0002 95% CI [63.35 - 82.31] [21.10 - 56.31] Modified Intent to Treat**: Statistically Significant ORR and DCR Advantage vs. BAC

FOCUS Trial – Exploratory Analyses vs BAC ORR Advantage Coupled With Meaningful Duration of Response mITT Population PHP (N=91) BAC (N=32) Duration of Response (DOR, median) 14.00 mos. NC 95% CI [8.54 - NC] [6.93 - NC] Patients with Confirmed CR or PR 32 4 Patients with Subsequent PD 14 (43.7%) 1 (25.0%) Censored 18 (56.3%) 3 (75.0%)

FOCUS Trial - Exploratory Analyses vs BAC PHP Progression-Free Survival ~3X that of BAC19 Secondary Endpoint PHP (N=91)* BAC (N=32)* P-Value* Median Progression-Free Survival 9.03 mos. 3.12 mos. 0.0007 95% CI [6.34 - 11.56] [2.89 - 5.65] PFS Status Events 64 (70.3%) 25 (78.1%) Censored 27 (29.7%) 7 (21.9%) Hazard Ratio Estimate 0.39 0.0002 95% CI [0.237 - 0.643] PRELIMINARY DATA - SUBJECT TO CHANGE * Treated patients only, per the protocol untreated patients were not followed

Focus Trial Results – 12-month OS Rate Secondary Endpoint PHP (N=102) BAC (N=42) % Surviving at 12 months 68% 36% Hazard Ratio** 0.42 95% CI 0.20 - 0.88 p-value 0.0215 Intent to Treat: Focus Trial Results – 12 Month Survival* Secondary Endpoint PHP (N=91) BAC (N=32) % Surviving at 12 months 75% 47% Hazard Ratio* 0.37 95% CI 0.17, 0.79 p-value 0.010 Modified Intent to Treat***: * Post Hoc analysis ** Log Rank Test *** mITT Population – any patient who received at least one study treatment

*Chi-square ** mITT Population – any patient who received at least one study treatment Intent to Treat: Focus Trial Results – Overall Survival Secondary Endpoint PHP (N=102)* BAC (N=42)* P-Value* Overall Survival (OS, Median) 19.25 mos. 14.06 mos. 0.2021 95% CI [16.30 – 24.35] [9.99 – 19.78] OS Status Events 66 (64.7%) 23 (54.8%) Censored 36 (35.3%) 19 (45.2%) Hazard Ratio Estimate 0.739 0.2308 95% CI [0.451 – 1.212] Secondary Endpoint PHP (N=91)* BAC (N=32)* P-Value* Overall Survival (OS, Median) 20.53 mos. 14.06 mos. 0.1626 95% CI [16.59 – 24.53] [9.99 – 19.78] OS Status Events 64 (70.3%) 23 (71.9%) Censored 27 (29.7%) 9 (28.1%) Hazard Ratio Estimate 0.708 0.1725 95% CI [0.431 – 1.163] Modified Intent to Treat**: Data still maturing PHP enrollment ended in May 2020, BAC in 2018 OS will be analyzed 24 months post last patient last treatment

mOM Beachhead Market Strategy

BEACHHEAD MARKET | mOM

LIVER DISEASE



SIGNIFICANT REVENUE OPPORTUNITY:

- Oncologists* believe ~80% of mOM patients would be HEPZATO candidates - ~800 patients
- Considered a significant advancement over other therapies
- Payer & hospital finance stakeholders suggest pricing expectations in the range of IO agents - ~$256k per yr.
- May be positioned as a first-line treatment due to limited efficacy of available therapies.

US TAM

>$200M

per year

*Source: Boston Health Associates primary research n=13 physicians

Delcath

Experienced Interventional Oncology Leadership Kevin Muir-VP Commercial Formerly Head of Sales for US Therasphere Y90 (BTG/Boston Scientific) Led sales revenue growth from $60M to $220M Built sales team to focus on all members of the MDT Michael Ujhelyi - US Medical Director Formerly Head of Medical Affairs US Therasphere (BTG/Boston Scientific) Built Medical Science Liaison Team Responsible for Clinical Trial recruitment and IISs and IITs

Specialized, Targeted Sales Team Will Leverage Expanded Access Protocol (EAP) and Longitudinal Data Regional Based Sales Team Experienced, Oncology focused Upon launch, placed in key geographies Supplement with Clinical Support Specialist Leverage Longitudinal Data Partnered with data provider to access patient level longitudinal data with 3-week refresh Accurately map and quantify surveillance, referral and treatment patterns at the patient and MD level Potential Hepzato Treatment Sites EAP (FDA Approved) Provide immediate access to patients First Commercial Sites Train new medical teams to use Hepzato after launch First Planned EAP sites

PHP Is Likely Part of Current NCCN Guidelines for mOM “Regional Isolation Perfusion of the Liver” PHP- Percutaneous Hepatic Perfusion

Reimbursement HEPZATO will be billed as a drug with a J-Code Medicare Patients Majority of patients will be outpatient (2 midnight rule) with the drug directly covered by Medicare For patients which become inpatient patients split billing (inpatient / outpatient) allows the drug to still be directly billed (e.g., not paid under a DRG) Private Payer Patients Private Payers for rare disease generally follow Medicare guidelines and we expect these patients to be treated as outpatients Prior-Authorization of patients might be needed, we are planning to contract out a hub service Centers of Excellence (PPS exempt and NCI designated Cancer Centers) have the leverage to negotiate favorable rates and reimbursement terms (our target sites are all either PPS exempt or NCI Cancer Centers)

EU – Broad Reimbursement Pending Focus Trial Data, But Strong Interest Across Multiple Indications CE Marked - available in ~23 centers in 4 countries Currently distributed by MEDAC Pharma MEDAC has been notified of our intent to terminate – discussions ongoing CHEMOSAT Used In 13 Tumor Types ~70%: Metastatic Ocular Melanoma (mOM) Other Types Treated: Intrahepatic Cholangiocarcinoma (ICC) Hepatocellular Carcinoma (HCC) Metastatic Colorectal Cancer (mCRC) Metastatic Breast (mBreast) Pancreatic Metastatic Neuroendocrine Tumors (mNET) Metastatic Cutaneous Melanoma (mCM) NICE (UK) upgraded status from “Research” to “Special Status” German reimbursement based on annual hospital special request (“ZE” process) Strong interest to fuel additional indications driven by HCP’s 1,343 commercial Chemosat kits shipped to the EU Queensbury facility has been inspected 21 times by the Notified Bodies LRQA and BSI, Health Authorities FDA and ANVISA

Market Expansion: Liver Disease

BEACHHEAD MARKET | mOM

LIVER DISEASE


Possible Areas for Further PHP Development
U.S. Incidence
50,000
40,000
30,000
20,000
10,000
0
FOCUS Trial
Extensive EU Experience[26]
Phase 2 Data
~10 EU Cases[27]
Limited, but High Unmet Need
IHP Efficacy Well Documented[28]
Limited, but High Unmet Need
mOM
ICC
mBC
mNET
mPC
mCRC
HCC

US TAM

>$1B

Per Year

Delcath

Metastatic Ocular Melanoma (mOM)[2,3], Cholangiocarcinoma (ICC)[4,5], Liver-dominant Breast Cancer (mBC)[8-11], Metastatic Neuroendocrine Tumors (mNET)[6,7]. Metastatic Pancreatic Cancer (mPC)[8,16], Metastatic Colorectal Cancer (mCRC)[12,13]. Hepatocellular carcinoma (HCC)[29]

Clinical Rationale for Broad Development Effort “Broad-spectrum” alkylating agent given at 12X normal systemic doses Promising ORR and DCR signals seen across multiple tumor types in Europe and in earlier studies with IHP PHP treats the entire liver and is not dependent on tumor location Liver mets are often life limiting and reduce I/O efficacy When the liver is the life limiting organ, systemic chemotherapy can be paused and HEPZATO added to prolong survival Early data supports that combination with I/O agents is safe For patients at high risk of liver mets based on tumor characteristics or ctDNA, adjuvant therapy is logical

Near Term HEPZATO Development Plan Ongoing 2022 Trial Starts 2023+ Pan Tumor Other ICC CRC OM Ongoing Investigator Interest Confirmed Pending I/O Combination FOCUS Investigator Initiated Multi-Center Sponsored No Radiological Disease - ctDNA+ LD 2nd Line Additive Stage IV Post Resection ctDNA+ Hepatic ctDNA Liver MRD Dx LD Pancreatic NET Stage II/III Post Resection LD MRD 2nd Line I/O Combination LD Breast and/or Pancreatic

Liver Dominant CRC IHP Results Provide Strong Rationale for CRC PHP Trials mOM Results Similar Between IHP and PHP 31. Vogl et al (2017). 32. Olofsson et al (2014). 33. Varghese et al (2010). 34. Rizell et al (2008). 35. Alexander et al (2000). 36. Alexander et al (2003). 37. Varghese et al (2010). 38. Olofsson et al (2014). 39. Artzner et al. Cancer Imaging 2019. 40. Bruning et al. Radiology Research and Practice 2020. 41. Karydis et al. Journal of Surgical Oncology 2017. 42. Meijer Annal of Surgical Oncology 2020. 43. van Iersel et al (2010). 44. Alexander et al (2009). 45. van lersen et al (2008). 46. Rothbarth et al (2003). 47. Vahrmeijer et al (2000). 48. Alexander et al (2009). 49. Van lersel et al (2010). ORR % n=99 n=120 n=105 n=71 n=24 n=120 n=99 Pending Future Investigation ORR % n=18 n=34 n=17 n=27 n=22 n=29 n=17 n=34 mOM Overall Survival IHP/mOM ORR31-38

2nd Line Therapy Liver Metastatic CRC NCCN Standard of Care National Cancer Institute. Cancer Stat Facts: Colon and Rectum Cancer. https://seer.cancer.gov/statfacts/html/colorect.html Bulut G etal PLoS ONE 16(11): e0259622. https://doi.org/10.1371/journal.pone.0259622. Therapy Goal = Disease control 1st line systemic chemotherapy - 85-90% will have disease progression within 3 yrs Current Treatment Options Population Base US Incidence = 160K new CRC Cases TAM 50% diagnosed metastatic 80K 50% Liver only metastases 40K 65-75% are unresectable 26-30K 85% fail 1st line therapy by 24-36 months 22-25K Adding PHP to SOC – Not Replacing

Hepzato + Best Physician Choice vs Best Physician Choice Stage IV mCRC Unresectable Failed 1st line systemic chemo HEPZATO (2 cycles) BPC Systemic Chemo R 1:1 FU 24 mo Post surgery Radiographic assessments 10 Endpoint: ORR hPFS 20 Endpoints: PFS @ 6 & 12 mo OS QoL Inclusion Criteria: Liver-metastases only Either Progressed during induction Progressed on maintenance Intolerant ECOG 1/2 BPC Systemic Hepzato in Stage IV Unresectable mCRC

Adjuvant Therapy : CRC Post Liver Resection



NCCN Standard of Care
Not to exceed 6 months perioperative
Neoadjuvant Systemic Chemo
Adjuvant Systemic Chemo
Currently No SOC for ctDNA+ despite >95% specificity
Resectable mCRC
Liver Resection
Radiologic Surviellence

Population Base

US Incidence = 160k new CRC Cases	TAM
50% diagnosed metastatic	80K
50% Liver only metastases	40K
25-35% are resectable; initial or converted to resectable	10-14K
70% ctDNA positive (based on recurrence)	**7-10K**

Current Treatment Options

- Therapy Goal = Prevent recurrence
  - 50-70% recurrence rate within 24 months
  - 70% recur in the liver
- Current adjuvant treatment is +/- chemo up to 6 months perioperative treatment duration

Siegel et al CA CANCER J CLIN 2020;70:145–164
National Cancer Institute. Cancer Stat Facts: Colon and Rectum Cancer. https://seer.cancer.gov/statfacts/html/colorect.html.
Holch et al Visc Med 2017;33:70–75 DOI: 10.1159/000454687

HEPZATO in Post-resection Stage IV ctDNA Positive Patients

Hepzato + Best Physician Choice vs Best Physician Choice

Stage IV mCRC
Curative intent



Surgery SOC
ctDNA +
R
1:1
HEPZATO
(2 cycles)
BPC
systemic
(3 months)
BPC
systemic
(3-6 months)
FU 24 mo
Post surgery
+12 wks every 12 wks
ctDNA monitoring
Radiographic assessments

Inclusion Criteria:
- Liver-mets only
- Any time interval
- R0/R1 Surgery, ablation or ablation plus surgery
- Perioperative systemic chemotherapy ≤3 months

1⁰ Endpoint:
- DFS

2⁰ Endpoints:
- PFS by ctDNA status
- OS
- Toxicity / SAE
- QoL

Standard of Care & Epidemiology for iCC NCCN Standard of Care US Incidence = 3.5k new iCC Cases TAM 90-95% Unresectable or resection with recurrence 3.2-3.3K Therapy Goal = Disease control 80% respond to 1st line therapy 75% will have disease progression by 1 year Current Treatment Options Population Base Gupta et al HepatoBiliary Surg Nutr 2017;6(2):101-104

Inclusion criteria Liver dominant disease 1 prior line of CTx (e.g. gemcitabine or 5FU-containing based regimen) Adequate liver function ECOG 0-1 R 1:1 HEPZATO (up to 6 cycles) N=tbd BPC 2nd line CTx (e.g. FOLFOX) 10 Endpoint: PFS@ 6 mo and 12 mo 20 Endpoints: OS ORR QoL Safety Advanced ICC – 2nd Line Hepzato 2nd Line vs Best Physician’s Choice Advanced ICC 1st Line Failure CHEMOSAT in ICC - European Experience31,32,32 N ORR DCR CR 20 30% 75% 3

Critical IITs Hepatic ctDNA Validation The liver clears 70% - 80% of ctDNA Systemic ctDNA levels should be higher than hepatic vein levels unless there is residual disease in the liver The study will collect samples from CRC patients with confirmed liver and non liver mets Validation will enable a study targeting stage II/III CRC patients with hepatic MRD - metachronous liver metastases occur 50% in patients post primary resection34, Hepatic MRD in CRC up to 40K patient TAM Treating ctDNA+ OM ~90% of mOM patients present with liver mets ctDNA has high specificity for disease recurrence ctDNA is likely detectable well prior to radiological evidence enabling earlier treatment I/O Combination I/0 agents lose efficacy when liver mets are present due to the immunomodulating role of the liver The study will be a basket trial for any patients on I/O therapy with liver mets Goal will be to make HEPZATO SOC for any patient with liver mets on I/O therapy

Detecting Liver Minimal Residual Disease Enabling Technology = ctDNA ~20-30K/year Stage II & III patients recur with liver metastases Greater Hepatic Vein ctDNA Lower Peripheral ctDNA Greater Peripheral ctDNA Hepatic Micro/Macro Metastases No Hepatic Metastases Lower Hepatic Vein ctDNA

ORR, DCR, PFS, updated DOR, OS released Details on new indications Prelim Analysis Update 6 Month PDUFA for NDA Resubmission NDA Submission Dec 2021 Mid-2022 FOCUS Study – Upcoming News Flow Potential Approval 4Q 2022 Launch Possible IIT Data 1Q 2023 6 Month PDUFA for NDA Resubmission

Capital Structure and Share Information - September 30, 2021 Share Listing - Current DCTH (NASDAQ) Shares Outstanding1 8.81M Cash and Cash Equivalents2 $29.0M Warrants Outstanding3 3.61M Stock Options Granted 1.70M 2020 Cash Burn (YTD)4 $16.2M Debt5 $17.0M 52 week Low – High6 $8.28 - $25.18 30d Average Daily Volume7 27,533 Does not include $15M venture debt transaction closed on 8/6. 1 As of September 30, 2021; includes 7.3M of Common plus 1.2M, Preferred E & E-1 & 0.3M Pre-funded Warrants as converted 2 As of September 30, 2021; (10-Q filing on November 9, 2021) Includes $4.2M of restricted cash 3 As of September 30, 2021; Warrants at a $10 exercise price 4 YTD Net cash used in operating activities through Q3, 2021 5 Includes $5.0M of notes convertible at $11.98 per common share equivalent 6Used NASDAQ price information starting on September 30, 2020 - September 30, 2021 7 30-day average calculated between August 19, 2021 - September 30, 2021

Multi-Disciplinary, Experienced Leadership Team

GERARD MICHEL
Chief Executive Officer



- 30+ yrs. pharma/medtech experience
- C-suite roles at Vericel Corp, Biodel, & NPS
- M.S. Microbiology, B.S. Biology & Geology from the Univ. of Rochester School of Medicine
- M.B.A. Simon School of Business & Leadership

JOHN PURPURA
Chief Operating Officer



- Past VP and Exec Director roles of Reg. Affairs for Bracco Diagnostics
- Held senior roles Sanofi-Aventis, Bolar Pharma, Luitpold Pharma & Eon Labs
- M.S. Mgmnt. & Policy and B.S. Chemistry and Biology at the State University of NY at Stony Brook

JOHNNY JOHN, MD
SVP Clinical Development & Medical Affairs



- 15+ yrs. experience in oncology drug development and clinical trials
- 11 years of personal clinical practice
- Received M.D. from Mangalore University, India; post-grad training at the University of IL

KEVIN MUIR
VP, Commercial Operations



- 20+ yrs. of medtech/bioTx sales & marketing experience.
- Held senior leadership roles at BTG, ClearFlow, Aragon Surgical, Kensey Nash Corporation, and Kyphon.
- Field Artillery officer in the U.S. Army
- B.S. in Management Systems Engineering at the U.S. Military Academy at West Point

BOARD OF DIRECTORS	
Dr. Roger G. Stoll, Ph.D.	Chairman
John R. Sylvester	Director
Elizabeth Czerepak	Director
Steven Salamon	Director
Dr. Gil Aharon, Ph.D.	Director
Gerard Michel	CEO

Novel platform in interventional oncology Multiple near-term catalysts (Final data and NDA filing, new indications) Safety and efficacy supported by multiple trials and commercial usage Initial orphan indication allows for targeted marketing effort and rapid uptake Delcath: A Unique Opportunity Platform has potential utility in multiple indications

THANK YOU

References

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